SCHEDULE 14A INFORMATION

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Alamo Group Inc.

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ALAMO GROUP INC.
1502 East Walnut Street
Seguin, Texas  78155

Dear Fellow Stockholders:

                You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Alamo Group Inc. to be held on Wednesday, May 5, 2004, at 9:00 a.m. local time, at the Westin Riverwalk Hotel, 420 W. Market Street, San Antonio, Texas.  We hope that you will be able to attend the meeting.  Matters on which action will be taken at the meeting are explained in detail in the notice of meeting and proxy statement accompanying this letter.

                In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

                Whether or not you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided as soon as possible.  If you attend the meeting, you may revoke your proxy and vote in person.

                Thank you for your support.  We hope to see you at the meeting.

Donald J. Douglass
Chairman of the Board
March 31, 2004

ALAMO GROUP INC.
1502 East Walnut Street
Seguin, Texas  78155
____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 5, 2004
____________________

To the Stockholders of
Alamo Group Inc.

                NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Alamo Group Inc. (the "Company") will be held at the Westin Riverwalk Hotel, 420 W. Market Street, San Antonio, Texas, on Wednesday, May 5, 2004, at 9:00 a.m. local time, for the following purposes:

(1)           To elect six (6) directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

(2)           To approve the appointment of Ernst & Young LLP as the Company's auditors for the 2004 fiscal year;

(3)           To transact such other business as may properly come before the meeting or any adjournment thereof.

                In accordance with the By-Laws of the Company, the Board of Directors has fixed the record date for the meeting at March 15, 2004. Only stockholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof.

               Stockholders who do not expect to attend the meeting in person are urged to sign the enclosed proxy and return it promptly.  A return envelope is enclosed for that purpose.

A complete list of stockholders entitled to vote at the meeting, showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of twelve days commencing April 19, 2004, at the offices of the Company's Counsel which is Oppenheimer, Blend, Harrison and Tate, Inc. located at 711 Navarro, Suite 600, San Antonio, Texas 78205-1796.

By Order of the Board of Directors

Robert H. George
Secretary

Dated: March 31, 2004

ALAMO GROUP INC.
1502 East Walnut Street
Seguin, Texas  78155

PROXY STATEMENT

                The accompanying Proxy is solicited by the Board of Directors of Alamo Group Inc., a Delaware corporation (the "Company"), to be voted at the 2004 Annual Meeting of Stockholders to be held on May 5, 2004, and at any adjournments thereof.  The meeting will be held at 9:00 a.m. local time, at the Westin Riverwalk Hotel, 420 W. Market Street, San Antonio, Texas. This Proxy Statement and the accompanying Proxy are being mailed to Stockholders on or about March 31, 2004.  The Annual Report of the Company for 2003, including audited financial statements, is enclosed.

VOTING AND PROXIES

                Only holders of record of Common Stock of the Company at the close of business on March 15, 2004 (the "Record Date"), shall be entitled to vote at the meeting.  There were 20,000,000 authorized shares of Common Stock, par value $.10 per share ("Common Stock"), of the Company and 9,727,059 shares of Common Stock outstanding on the Record Date.  Each share of Common Stock is entitled to one vote.  Any Stockholder giving a proxy has the power to revoke same at any time prior to its use by giving notice in person or in writing to the Secretary of the Company.

                The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the 2004 Annual Meeting of Stockholders and any adjournment thereof.

                Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed by the Company for the meeting.  The inspectors of election will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum.  Abstentions may be specified on all proposals except the election of directors.  Abstentions are present and entitled to vote for purposes of determining the approval of any matter submitted to the Stockholders for a vote and will thus have the same effect as a negative vote for the item on which the abstention is noted.  If a broker indicates on a proxy that it does not have the discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present and entitled to vote with respect to that matter.

 BENEFICIAL OWNERSHIP OF COMMON STOCK

                Listed in the following table are the only beneficial owners that the Company is aware of as of February 27, 2004, of more than five percent of the Company's outstanding Common Stock.  In addition, this table includes the outstanding voting securities beneficially owned by its directors, its executive officers that are listed in the Summary Compensation Table and by its directors and executive officers as a group.

Beneficial Owner of Common Stock	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)

Third Avenue Management LLC Formerly EQSF Advisors, Inc. 767 Third Avenue New York, NY 10017	3,486,106 (3)	35.8%

Capital Southwest Venture Corporation 12900 Preston Road, Suite 700 Dallas, TX 75230	2,823,300 (4)(9)	29.0%

Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	572,200 (5)	5.9%

Donald J. Douglass	441,945 (6)	4.5%

Ronald A. Robinson	220,000 (8)	2.3%

William R. Thomas	2,823,300 (7)(9)

Jerry E. Goldress	20,000 (9)	*

David H. Morris	3,018 (9)	*

James B. Skaggs	3,100 (9)	*

Robert H. George	8,450 (8)	*

Richard J. Wehrle	4,375 (8)	*

Geoffrey Davies	9,550 (8)	*

Donald C. Duncan	-0-	*

All Directors and Executive Officers as a Group (12 Persons)	3,533,738(8)(9)	36.3%

_____________________

*	Less than 1% of class
(1)	In each case the beneficial owner has sole voting and investment power, except as otherwise provided herein.
(2)	The calculation of percent of class is based on the number of shares of Common Stock outstanding as of February 27, 2004, being 9,727,059 shares.
(3)

Based on a Schedule 13G dated January 20, 2004 by which Third Avenue Management LLC ("TAM") reported that as of December 31, 2003 it or any of TAM's small cap funds had shared voting power over none of such shares, sole voting power over 2,150,047 such shares, and sole dispositive power over 3,486,106 of such shares.  TAM has beneficial ownership in 3,486,106 shares as of January 20, 2004.

(4)

Includes shares purchased by Capital Southwest Corporation ("Capital Southwest"), the parent corporation of Capital Southwest Venture Corporation.  Mr. Thomas, a director of the Company, serves as Chairman of the Board and President of both Capital Southwest Venture Corporation and Capital Southwest Corporation and shares voting and investment power with respect to the shares of Common Stock owned by Capital Southwest Venture Corporation and Capital Southwest Corporation.  Mr. Thomas, personally, disclaims beneficial ownership of these shares.

(5)

Based on Schedule 13G dated February 6, 2004, by which Dimensional Fund Advisors Inc. reported that as of December 31, 2003 it had shared voting power over none of such shares, sole voting power over 572,200 shares and sole dispositive power of 572,200 shares.  Dimensional Fund Advisor Inc. has beneficial ownership in 572,200 shares as of December 31, 2003.

(6)

Includes 73,988 shares owned by The Douglass Foundation, a non-profit organization of which Helen. D. Douglass, Mr. Douglass' wife, is the President; 21,420 shares in the Douglass Charitable Remainder Unitrust, of which Mr. Douglass is trustee; 22,157 shares in the Douglass Charitable Lead Unitrust of 2000 of which Mr. Douglass is trustee; and 43,100 shares owned by Helen D. Douglass, Mr. Douglass' wife. Various members of Mr. Douglass' family hold shares of stock of the Company which are not included in this table and Mr. Douglass disclaims beneficial ownership of those shares.

(7)	See footnote 4, above.
(8)

Includes shares available for exercise under various stock option plans as follows:  for Mr. Robinson 187,500 shares exercisable for 10 years from July 7, 1999; for Mr. George 3,000 shares; for Mr. Wehrle 3,000 shares; for 10 years from August 31, 1999, for Mr. Davies 700 shares; for 10 years from February 13, 2002.

(9)

Includes shares available for exercise under a non-qualified stock option plan as follows: for Mr. Skaggs 2,000 shares; for Mr. Morris 1,500 shares; for Mr. Goldress 2,000 shares; and Mr. Thomas on behalf of Capital Southwest Corporation 2,000 shares, for 10 years from May 3, 2001.

ITEM 1:  ELECTION OF DIRECTORS

The By-Laws of the Company provide that the number of directors which shall constitute the whole Board shall be fixed and determined from time to time by resolution adopted by the Board of Directors.  Currently, the size of the Board of Directors has been fixed at six (6) directors.  Each director elected at the annual meeting will serve until the next annual meeting of Stockholders or until his successor is elected and qualified.  Unless otherwise instructed, shares represented by properly executed proxies in the accompanying form will be voted for the individuals nominated by the Board of Directors set forth below. Although the Board of Directors anticipates that the listed nominees will be able to serve, if at the time of the meeting any such nominee is unable or unwilling to serve, such shares may be voted at the discretion of the proxy holders for a substitute nominee.  The Nominating/Corporate Governance Committee of the Board recommended the following individuals to the Board and the Board nominated them. Certain information concerning such nominees, including all positions with the Company and principal occupations during the last five years, is set forth below:

 NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Donald J. Douglass, age 72, founded the Company in 1969 and has served as Chairman of the Board and Chief Executive Officer of the Company.  Mr. Douglass resigned his position as Chief Executive Officer on July 7, 1999 and retired from his position as an employee of the Company on December 31, 1999, but continues to serve as a director and Chairman of the Board for the Company.

Ronald A. Robinson, age 52, has been President, Chief Executive Officer and director of the Company since 1999.  Mr. Robinson had previously been President of Svedala Industries, Inc. the U.S. subsidiary of Svedala Industries AB of Malmo, Sweden, a leading manufacturer of equipment and systems for the worldwide construction, mineral processing and materials handling industries.  Mr. Robinson joined Svedala in 1992 when it acquired Denver Equipment Company of which he was Chairman and Chief Executive Officer.

Jerry E. Goldress, age 72, has been a director of the Company since May 2, 2000 and is Chairman and Chief Executive Officer of Grisanti, Galef & Goldress, Inc. ("GGG"), a turnaround management consulting firm. Mr. Goldress has been with GGG since 1973 and has been its Chairman and Chief Executive Officer since 1981.  In his consulting capacity, he has been President of more than one hundred manufacturing, distribution, and retail organizations

David H. Morris, age 62, has been a director of the Company since 1996.  Since 1995, he has been involved in various consulting capacities and from September of 1999 through May of 2000 he served as Chief Operating Officer of YardMart.com.  Mr. Morris retired as President and Chief Operating Officer of The Toro Company in November 1995.  He had served in this capacity since December 1988.  Mr. Morris was first employed by Toro in February 1979 and served in various executive capacities with Toro and its subsidiaries.

James B. Skaggs, age 66, has been a director of the Company since 1996 and retired as Chairman of the Board, Chief Executive Officer and President of Tracor, Inc. in June 1998.  Tracor provided technology products and services to government and commercial customers worldwide in the areas of information systems, aerospace, defense and systems engineering.  Mr. Skaggs had been Tracor's Chief Executive Officer, President and a Director since November 1990 and its Chairman of the Board since December 1993.

William R. Thomas, age 75, has been a director of the Company since 1969.  Since 1980, Mr. Thomas has been President, and since 1982, Chairman of the Board, of Capital Southwest Corporation, a publicly owned venture capital investment company located in Dallas, Texas.

The following table shows the current membership of each committee and the number of meetings held by each committee during 2003:

	Compensation Committee	Audit Committee	Nominating/ Corp Gov
Donald Douglass
Jerry Goldress	X	X	Chair
David Morris	X	Chair	X
Ronald Robinson
James Skaggs	X	X	X
William Thomas	Chair		X
Fiscal 2003 Meetings	2	6	0*

*The Committee was formed in 2003 and held its first meeting in 2004.  In 2003 the Compensation
                 Committee was also the Nominating Committee

ADDITIONAL INFORMATION CONCERNING DIRECTORS

                None of the nominees for director or the executive officers of the Company has a family relationship with any of the other executive officers or other nominees for director.  Except for Mr. Thomas and Mr. Goldress, none of the directors or nominees is a director of any other company which has a class of securities registered under, or is required to file reports under, the Securities Exchange Act of 1934 or of any company registered under the Investment Company Act of 1940.  Mr. Thomas is a director of Capital Southwest Corporation, Encore Wire Corporation and Palm Harbor Homes, Inc. and serves on the Compensation committee of Encore Wire Corporation and Palm Harbor Homes, Inc.  Mr. Goldress is a director of K2 Inc., Rockford Corp. and Frontier Insurance Group, Inc.  Mr. Goldress serves on the Audit committee and Compensation Committee of Rockford Corp. and Frontier Insurance Group, Inc.  He also serves on the Compensation Committee of K2 Inc.

                Non-management directors may meet in executive session, without the Chief Executive Officer, at any time, and there are regularly scheduled non-management executive sessions at each meeting of the Board and Committees thereof.  The Chairman of the Board and the Chair of each Committee presides over their respective executive sessions.

The Board has determined that all of the directors, except Mr. Robinson, CEO and President, have no material relationship with the Company and are independent within the meaning of the New York Stock Exchange listing standards on director independence as well as the Securities and Exchange Commission independence requirements.  However the Board has determined that Mr. Thomas cannot chair or be a voting member of the Audit Committee because in his capacity as Chairman and President of Capital Southwest Corporation, he has the authority to vote more than 20% of the Company's outstanding shares.

                If you wish to communicate with the Board of Directors of the Company you may send correspondence to the Corporate Secretary, Alamo Group Inc., 1502 E. Walnut Street, Seguin, Texas, 78155.  The Secretary will submit your correspondence to the Board or the appropriate committee, as applicable.

You may communicate directly with the presiding non-management director of the Board by sending your correspondence to Chairman of the Board, Alamo Group Inc., 1502 E. Walnut Street, Seguin, Texas  78155.

                The Board has delegated some of its authority to three committees of the Board.  These are the Audit Committee, Nominating/Corporate Governance Committee and Compensation Committee.  All three committees have published Charters on the Company's website, www.alamo-group.com, under the "Our Commitment" tab and are also attached as appendixes to this proxy statement.

                Vote required.  A plurality of the votes cast at the Annual Meeting is required for the election of each individual nominated by the Board of Directors.  All proxies will be voted FOR unless a contrary choice is indicated.

THE BOARD HAS APPROVED THE SLATE OF DIRECTORS AND
RECOMMENDS ITS APPROVAL BY THE STOCKHOLDERS

MEETINGS AND COMMITTEES OF THE BOARD

                During the fiscal year ended December 31, 2003, the Board of Directors held five meetings.  All members of the Board attended at least 80% of the meetings.  It is a policy of the Board that all directors attend the Annual Stockholders' Meeting.  All six directors attended the Annual Stockholder meeting in May, 2003.

THE AUDIT COMMITTEE

                The Audit Committee of the Board of Directors, which consisted of Messrs. Morris (Chairman), Goldress, and Skaggs met six times during fiscal 2003.  All Committee members were present at the meetings. The duties and responsibilities of the Committee, include, among other things:

-	Appoint, approve compensation and oversee the work of the outside auditor
-	Review at least annually a report by the outside auditors, internal quality-control procedures and any material issues raised by the most recent internal quality-control review
-	Pre-approve all audit services and associated fees by the outside auditors
Pre-approve all permissible non-audit services to be provided by the outside auditor
-	Review the independence of the outside auditor
-	Review scope of audit and resolve any difficulties or disagreements with management encountered during the audit or any interim periods
-	Review and discuss with management and the outside auditor the annual audit and quarterly financial statements of the Company
-	Recommend to the Board whether the financial statements should be included in the Annual Report Form 10K as reviewed
-	Review adequacy of Company's internal controls
-	Review adequacy of Company's disclosure controls
-	Approve scope of internal auditor's audit plan
-	Review policies and procedures with respect to earnings press release, financial information and guidance if presented to analysts
-	Review risk management procedures
-	Oversee Company's compliance system with respect to legal and regulatory compliance and Code of Business Conduct and Ethics
-	Establish and maintain procedures for handling complaints regarding accounting, internal controls and ethics, including a way to report anonymously

The Audit Committee reports to the Board on its activities and findings.

The Board of Directors has determined that under current New York Stock Exchange listing standards all members of the Committee are financially literate, are Audit Committee financial experts, are independent as defined by the Securities and Exchange Commission and that each has accounting or related financial management expertise as required by the New York Stock Exchange listing standards.  The Committee's Charter is attached as Appendix A to this proxy statement and may also be viewed on the Company's website (www.alamo-group.com) under the "Our Commitment" tab.

REPORT OF THE AUDIT COMMITTEE

                The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") except to the extent that Alamo Group specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act.

                The Audit Committee is comprised of three independent members of the Company's Board of Directors.  Each member of the Audit Committee is independent as defined in Rule 303.02 of the New York Stock Exchange listing standards.  The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which the Board of Directors adopted on May 1, 2000 and reviews on an annual basis.

                The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control.  In fulfilling its oversight responsibilities in 2003, the Committee reviewed and discussed the quarterly Form 10-Q's and the audited financial statements in the Annual Report with management, including quality, not just the acceptability, of the accounting principles, the reasonableness of significant adjustments, and the clarity of disclosures in the financial statements.

                The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the independent auditors with the Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61).  In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board (including Independence Standards Board Standard No. 1), and considered the compatibility of nonaudit services with the auditors' independence.

                The Committee discussed with the Company's independent auditors the overall scope and plans for their audit.  The Committee meets with the independent auditors and the internal auditor, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.  The Committee held six meetings during fiscal year 2003.

                In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2003 for filing with the Securities and Exchange Commission.  The Committee and the Board have also recommended, subject to stockholder ratification, the appointment of Ernst & Young LLP as the Company's independent auditors for the year 2004.  Audit, audit related and any permitted non-audit services provided to the Company by Ernst & Young LLP are subject to pre-approval by the Audit Committee.

Dated: March 10, 2004

Audit Committee

David H. Morris, Chairman
Jerry E. Goldress, Member
James B. Skaggs, Member

THE NOMINATING/CORPORATE GOVERNANCE COMMITTEE

The Nominating/Corporate Governance Committee is comprised of Messrs. Goldress (Chairman), Morris, Skaggs and Thomas.  The Committee was formed in 2003 and held its first meeting in 2004.  The Committee will have the following responsibilities, among other things:

-	Evaluate director candidates and sole authority to retain a search firm, approve its fees and scope of service
-	Recommend to the Board of Directors nominees for election by the stockholders upon the qualification of knowledge, skills expertise, experience and diversity
-	Review Board composition to reflect the appropriate balance of knowledge, skills, expertise, experience and diversity
-	Review size of the Board and meeting frequency
-	Recommend to the Board standing committees
-	Review, at least annually, the Code of Business Conduct & Ethics
-	Oversee and establish procedures for the annual evaluation of the Board as a whole and individual directors

The Board of Directors has determined that the members of the Committee are independent as defined by the Securities and Exchange Commission.  The Committee's Charter is attached as Appendix B to this proxy statement and may also be viewed on the Company's website (www.alamo-group.com) under the "Our Commitment" tab.

The Nominating/Corporate Governance Committee will consider director candidates recommended by stockholders. The Committee's Policy Regarding Director Candidates Recommended by Stockholders is available on our website at www.alamo-group.com.

                Any stockholder of the Company who complies with the notice procedures set forth below and is a stockholder of record at the time such notice is delivered to the Company may make a director recommendation for consideration by the Nominating/Corporate Governance Committee. A stockholder may make recommendations at any time, but recommendations for consideration as nominees at the annual meeting of stockholders must be received not less than 120 days before the first anniversary of the date of the proxy statement released to stockholders in connection with the previous year's annual meeting. Therefore, to submit a candidate for consideration for nomination at the 2005 annual meeting of stockholders, a stockholder must submit the recommendation, in writing, by November 29, 2004. The written notice must demonstrate that it is being submitted by a stockholder of the Company and include information about each proposed director candidate, including name, age, business address, principal occupation, principal qualifications and other relevant biographical information. In addition, the stockholder must provide confirmation of each candidate's consent to serve as a director. A stockholder must send recommendations to the Nominating/Corporate Governance Committee, Alamo Group Inc., 1502 E. Walnut Street, Seguin, Texas  78155.

                The Nominating/Corporate Governance Committee identifies, evaluates and recommends director candidates to the Board. In identifying and recommending nominees for positions on the Board, the Nominating/Corporate Governance Committee places primary emphasis on (i) judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) diversity of viewpoints, backgrounds, experiences and other demographics; (iii) business or other relevant experience; and (iv) the extent to which the interplay of the nominee's expertise, skills, knowledge and experience with that of other members of the Board will build a board that is active, collegial and responsive to the needs of the Company.

                The Committee accepts stockholder recommendations of director candidates and evaluates such candidates in the same manner as other candidates. Upon identifying a director candidate, the Committee initially determines the need for additional or replacement Board members and evaluates the director candidate under the criteria described above based on the information the Committee receives with the recommendation or otherwise possesses, which may be supplemented by certain inquiries. If the Committee determines, in consultation with other Board members including the Chairman, that a more comprehensive evaluation is warranted, the Committee may then obtain additional information about the director candidate's background and experience, including by means of interviews. The Committee will then evaluate the director candidate further, again using the evaluation criteria described above. The Committee receives input on such director candidates from other directors, including the Chairman, and recommends director candidates to the full Board for nomination. The Committee may engage a third party to assist in the search for director candidates or to assist in gathering information regarding a director candidate's background and experience. If the Committee engages a third party, the Committee approves the fee that Alamo pays for these services.

THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors, which consisted of Messrs. Thomas (Chairman), Goldress, Morris, and Skaggs, met twice during fiscal 2003.  All Committee members were present at the meetings.  The duties and responsibilities of the Committee include, among other things:

-	Review, at least annually, the goals and objectives and the structure of the Company's plans for executive compensation, incentive compensation, equity-based compensation, and employee benefit plans and make recommendations to the Board
-	Evaluate annual performance of the CEO in light of the goals of the Company's executive compensation plans and recommend his or her compensation based on this evaluation
-	In consultation with CEO, review, evaluate and recommend to the Board the compensation of all executive officers and key managers
-	Evaluate and recommend to the Board compensation of directors for Board and Committee service
-	Review and recommend to the Board any severance agreement made with any executive officer
-	Review and recommend to the Board the amount and terms of all individual stock options
-	Review and recommend to the Board all equity-based compensation plans that are subject to stockholder approval
-	Issue the Annual Report on executive compensation required by the SEC for inclusion in the Company's proxy

The Board of Directors has determined that the members of the Committee are independent as defined by the Securities and Exchange Commission.  The Committee's Charter is attached as Appendix C to this proxy statement and may also be viewed on the Company's website (www.alamo-group.com) under the "Our Commitment" tab.

REPORT OF THE COMPENSATION COMMITTEE

                The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to the liabilities of Section 18 of the Exchange Act except to the extent that Alamo Group specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

                The goals of the Company's compensation program are to attract, retain and motivate competent executive officers who have the experience and ability to contribute materially to the long-term success of the Company.  The principal elements of compensation for executive officers are base salary, incentive payments and stock options.

Base salaries were determined by the Committee in February 2003, effective May 1, 2003 and again in February 2004, to be effective May 1, 2004, for each of the executive officers and key managers on an individual basis, taking into consideration the Company's performance and individual contributions to that performance, length of tenure with the Company, compensation levels of comparable positions and internal equities among positions.  Among other things, the Committee considered the contributions of each officer and key manager to the success of the Company's business in recent years and to its foundation for sustained earnings growth, as well as each participant's role in achieving a higher level of customer satisfaction, increased market penetration and efficient utilization of assets and employees in the participant's area of responsibility.

The base salary level for Ronald A. Robinson, President and Chief Executive Officer was set by the Committee in February 2003, effective May 1, 2003, at $315,000 per annum and was reset at $325,000 in February 2004 to be effective May 1, 2004.  The base salary levels for all of the aforementioned officers and key managers were determined by the Committee based on those factors described in the preceding paragraph.

In 1999, the Committee adopted a revised version of the Alamo Group Incentive Compensation Plan ("ICP").  The ICP is a cash incentive plan which allows the Committee to reward certain of the Company's upper and mid-level managers based upon three factors:  the overall performance of the Company, the performance of the segment of the Company in which the employee is expected to contribute and the individual performance of the employee.  ICP payments include a 75% objective component, with the remaining 25% based on subjective criteria.  In February 2004, pursuant to the ICP, the Committee approved total incentive payments applicable to 2003 of $429,578 to participating employees.  These payments were expensed in 2003 and paid in March 2004.  Incentive payments expensed in 2002 and paid in March 2003 totaled $310,923.  Included in these totals were ICP payments to Ronald A. Robinson, President and Chief Executive Officer, of $30,000 and $40,000, applicable to 2002 and 2003 respectively, representing consideration under the subjective component of the ICP plan.  No ICP payments were made to Mr. Robinson under the objective component of the plan because the Company's performance did not meet the targets established for the respective periods.

From time to time, the Committee has recommended and the Board of Directors has granted qualified and non-qualified stock options to executive officers, key employees and directors. Options are granted at exercise prices equivalent to the closing market price of the Company's stock on the date of grant and thus will have no ultimate value unless the value of the Company's stock appreciates.  The Committee believes that these options provide a significant incentive for the option holders to enhance the value of the Company's Common Stock by continually improving the Company's performance.

On August 31, 1999, the Stockholders of the Company approved the 1999 Non-Qualified Stock Option Plan ("1999 NQSO Plan") for executive, managerial, professional or technical employees of the Company, and reserved 400,000 shares of Common Stock for issuance pursuant to stock options.  On July 7, 1999 the Committee recommended and the Board of Directors approved granting Non-Qualified Options to purchase 200,000 shares of the Company's Common Stock to Mr. Robinson.  The exercise price for these options was $8.9375 per share.

On August 31, 1999, the Stockholders of the Company also approved the First Amended and Restated 1994 Incentive Stock Option Plan ("FAR 1994 ISO Plan") to correct certain ambiguities and administrative problems.  Upon recommendation by the Committee and approval by the Board of Directors, Incentive Stock Options to purchase 50,000 shares were granted to Mr. Robinson on July 7, 1999 at an option price of $8.9375 per share and Incentive Stock Options to purchase 51,000 shares were granted to other executive officers and key members of management on August 31, 1999, at an option price of $9.25 per share.  There were no option grants in 2000.  In 2001, 2002 and 2003 the Committee recommended and the Board of Directors granted to the Company's employees options on 16,000 shares, 21,000 shares and 72,000 shares, respectively, at option prices ranging from $14.61 to $14.63 per share in 2001, $14.38 per share in 2002, and $12.10 per share in 2003, under the FAR 1994 ISO Plan.  As of December 31, 2003, Incentive Stock Options to purchase 146,850 shares remain outstanding and options on 96,200 shares were available for grant.  In February 2004, the Committee recommended and the Board granted options on 25,000 shares to certain of its executive officers and key members of management, at an option price of $17.85 per share.  As of March 10, 2004, Incentive Stock Options on 71,200 shares were available for grant.  At this time the Committee does not foresee granting any of these options before the expiration date of the FAR 1994 ISO Plan on April 28, 2004.

On May 3, 2001, the Stockholders of the Company approved the First Amended and Restated 1999 Non-Qualified Stock Option Plan ("FAR 1999 NQSO Plan") to add non-employee directors as eligible persons to receive grants of stock options.  The Company then granted options to purchase 5,000 shares to each non-employee director including Messrs. Goldress, Morris, Skaggs and Thomas, respectively, at an exercise price of $13.96 per share.  On May 12, 2003 the Company granted additional options from the FAR 1999 NQSO Plan to purchase  a total of 70,000 shares consisting of options on 50,000 shares to Mr. Robinson and 5,000 shares to each non-employee director including Messrs. Goldress, Morris, Skaggs and Thomas, at an exercise price of $12.10 per share.

Dated:   March 10, 2004                                                                       Compensation Committee

William R. Thomas, Chairman
Jerry E. Goldress, Member
David H. Morris, Member
James B. Skaggs, Member

COMPENSATION OF OFFICERS AND DIRECTORS

                The following table sets forth a summary of compensation for the fiscal year ended December 31, 2003, paid by the Company to the four highest paid executive officers of the Company, as well as the compensation paid to each such individual during the Company's last three fiscal years:

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Securities Underlying Options (#)	All Other Compensation ($) (2)

Donald J. Douglass Chairman of the Board and Former Chief Executive Officer	2003 2002 2001	- - -	- - -	- - -	105,937(3) 113,513(3) 120,763(3)
Ronald A. Robinson President and Chief Executive Officer	2003 2002 2001	315,000 310,000 293,672	30,000 70,000 75,000	50,000 - -	13,035 13,658 14,728
Robert H. George VP, Secretary & Treasurer Alamo Group Inc.	2003 2002 2001	117,333 114,526 106,142	4,275 6,000 7,825	5,000 - -	5,169 4,954 4,839

Richard J. Wehrle VP, Controller Alamo Group Inc.	2003 2002 2001	101,276 96,215 89,756	3,600 5,000 6,150	5,000 - -	2,133 2,133 1,733

Geoffrey Davies Vice President, Alamo Group Inc. & Managing Director Alamo Group (EUR) Ltd.	2003 2002 2001	156,960 129,776 122,501	59,372 25,565 24,577	20,000 2,000 -	14,818(4) 12,637(4) 11,114(4)

Donald C. Duncan Vice President, General Counsel Alamo Group Inc.	2003 2002 2001	123,333 110,923(5) -	5,000 - -	7,000 - -	4,055 1,733 -

(1)	Discretionary ICP bonuses approved and paid in 2001, 2002 and 2003.
(2)

With the exception of Mr. Douglass the amounts represent the employer's contribution under the Alamo Group (USA) Inc. tax-qualified 401k plan (the "401(k) Plan").  In the case of Mr. Robinson the amounts also include restoration payments pursuant to the Alamo Group Inc. 401(k) Restoration Plan (the "Restoration Plan").  Such restoration payments are equivalent to matching contributions that would have been or would be made under the Company's 401(k) plan but were foregone due to certain limitations on contributions to 401(k) plans in the Internal Revenue Code of 1986.

(3)	All amounts reflected are payments of principal and interest relating to a supplemental retirement benefit, and director and management fees.
(4)	The amount reflects Alamo Group (EUR) Ltd's. contribution to Mr. Davies' retirement plan in the United Kingdom.
(5)	Represents a partial year (11 months) for Mr. Duncan.

 OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table provides information on option grants in fiscal 2003 by Alamo Group to each of the named directors and executive officers.  Alamo Group did not grant any stock appreciation rights (SAR) to the named directors and executive officers during 2003.

Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year (2)	Exercise Price ($/Shares)	Expiration Date	Grant Date Present Value (3)
Non-Qualified
Ronald A. Robinson	50,000	35.2%	12.10	5/12/13	$ 544,000
Jerry E. Goldress	5,000	3.5%	12.10	5/12/13	$ 54,400
David H. Morris	5,000	3.5%	12.10	5/12/13	$ 54,400
James B. Skaggs	5,000	3.5%	12.10	5/12/13	$ 54,400
William R. Thomas	5,000	3.5%	12.10	5/12/13	$ 54,400

Qualified
Robert H. George	5,000	3.5%	12.10	5/12/13	$ 54,400
Richard J. Wehrle	5,000	3.5%	12.10	5/12/13	$ 54,400
Geoffrey Davies	20,000	14.1%	12.10	5/12/13	$ 217,600
Donald C. Duncan	7,000	4.9%	12.10	5/12/13	$ 76,160

(1)

All options granted in 2003 become vested and exercisable for up to 20% of the total optioned shares after one year following the grant of the option and for an additional 20% of the total optioned shares after each succeeding year until the option is fully exercisable.

(2)	In fiscal 2003, the Company granted options to employees to purchase 142,000 shares.
(3)

The Company used a modified Black-Scholes model of option valuation to determine grant date present value.  The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option.  Calculations for the named executive officers are based on a ten-year option term which reflects the Company's expectation that its options, on average, will be exercised within ten years of grant.  Other assumptions used for the valuations are: risk free rate of return of 4.00%; annual dividend yield of 2.0%; and volatility of 24%.

AGGREGATED OPTION GRANTS/SAR AND EXERCISES IN
LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table presents information with respect to stock options owned by the named executive officers at December 31, 2003.

Name	Shares Acquired on Exercise	Value Realized(1)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable (E)/ Unexercisable (U)	Value of Unexercised In-The-Money Options at FY-End ($) Exercisable (E) Unexercisable (U)

Ronald A. Robinson
1999 Non-qualified Options 8.9375			160,000 E 40,000 U	1,011,600 E(2) 252,900 U(2)
1999 Incentive Options 8.9375	12,500	59,856	27,500 E 10,000 U	173,869 E(2) 63,225 U(2)
2003 Non-qualified Options 12.10			50,000 U	158,000 U(6)

Robert H. George
1999 Incentive Options 9.25	1,000	4,653	3,000 E 1,000 U	18,030 E(3) 6,010 U(3)
2003 Incentive Options 12.10			5,000 U	15,800 U(6)

Richard J. Wehrle
1999 Incentive Options 9.25	1,000	4,653	3,000 E 1,000 U	18,030 E(3) 6,010 U(3)
2003 Incentive Options 12.10			5,000 U	15,800 U(6)

Geoffrey Davies
1999 Incentive Options 9.25	8,000	38,890	0 E 2,000 U	0.E(3) 12,020 U(3)
2002 Incentive Options 14.38	100	0	700 E 1,200 U	616.E(5) 1,056 U(3)
2003 Incentive Options 12.10			20,000 U	43,000 U(6)

Donald C. Duncan
2003 Incentive Options 12.10			7,000 U	21,910 U(6)

(1) Values are calculated by subtracting the exercise price from the fair market value of the stock as of the exercise date.
(2) These figure were calculated assuming a fiscal year-end market price of $15.26 per share and an exercise price of $8.9375 per share
(3) These figures were calculated assuming a fiscal year-end market price of $15.26 per share and an exercise price of $9.25 per share.
(4) These figures were calculated assuming a fiscal year-end market price of $15.26 per share and an exercise price of $14.63 per share.
(5) These figures were calculated assuming a fiscal year-end market price of $15.26 per share and an exercise price of $14.38 per share.
(6) These figures were calculated assuming a fiscal year-end market price of $15.26 per share and an exercise price of $12.10 per share.

Director Compensation

                From January through April 2003, each non-employee director received $1,250 for each meeting of the Board of Directors attended in person, $750 for each meeting of any committee thereof attended in person, or $500 for each meeting of the Board of Directors or any meeting of any committee thereof attended by telephone.  The Company pays directors who are not employees of the Company an additional $12,000 retainer per year.  Effective May 2003, the directors receive $1,500 for each meeting of the Board of Directors attended in person, and $1,000 for each meeting of any committee attended in person.  Compensation for the annual retainer and any meetings attended by telephone remain the same. The chairman of the Audit Committee will receive an additional $2,000 annual retainer. Directors are reimbursed for reasonable expenses incurred as a result of attending meetings of the Board or committees thereof.

On May 3, 2001, the Stockholders of the Company approved the First Amended and Restated 1999 Non-Qualified Stock Option Plan ("FAR 1999 NQSO Plan") to add non-employee directors as eligible persons to receive grants of stock options.  The Company then granted options to purchase 5,000 shares to each non-employee director including Messrs. Goldress, Morris, Skaggs and Thomas, respectively, at an exercise price of $13.96 per share.  On May 12, 2003 the Company granted additional options from the FAR 1999 NQSO Plan to purchase a total of 70,000 shares consisting of options on 50,000 shares to Mr. Robinson and 5,000 shares to each non-employee director including Messrs. Goldress, Morris, Skaggs and Thomas, at an exercise price of $12.10 per share.

Employment Agreements

                All executive officers of the Company serve at the discretion of the Board of Directors.  The executive officers are appointed to their positions by the Board until the next annual meeting of directors or until their successors have been duly qualified and elected.  There are currently no employment agreements with any executive officers of the company.

Certain Relationships and Related Transactions

                There were no reportable relationships or related transactions that occurred in the fiscal year ending December 31, 2003.

 On August 31, 1999, the Board of Directors amended the Company's Executive Loan Program to state that no new loans would be made under the program and all outstanding loans were renewed and extended for five years from December 31, 1999, with interest payable quarterly and a requirement that at least 10% of the original loan amount be paid annually with the first such payment due March 30, 2001.  All other terms and conditions of the notes and security agreements remain unchanged.   Each loan under the Executive Loan Program bears interest, payable quarterly, at the base rate of interest as published by Bank of America, N.A.  As of the date hereof, there are outstanding under the Executive Loan Program loans for a total of $24,307 to Mr. George and $5,880 to another qualified borrower.  At December 31, 2003 the interest rate for the loans under this program was 4.00%.  All loans are secured by shares of the Company's Common Stock.  Management believes that the transactions described above were on terms no less favorable to the Company than otherwise available from unaffiliated third parties.

Stock Price Performance Graph

The information contained in this Stock Performance Graph section shall not be deemed to be "soliciting material" or "filed" with the SEC or subject to the liabilities of Section 18 of the Exchange Act except to the extent that Alamo Group specifically incorporates it by reference into a document filed under the Securities Act or the Exchange Act.

                The following graph sets forth the cumulative total return to the Company's Stockholders during a five-year period ended December 31, 2003, as well as the performance of an overall stock market index (the S&P 500 Index) and the Company's selected peer group index (the Russell 2000 Index).

                The Company believes that there does not exist a representative industry peer group of companies with a similar business segment profile.  The Securities and Exchange Commission has indicated that companies may use a base other than industry or line of business for determining its peer group index, such as an index of companies with similar market capitalization.  Accordingly, the Company has selected the Russell 2000 Index, a widely used small market capitalization index, to use as a representative peer group.

ITEM 2. APPOINTMENT OF AUDITORS

The firm of Ernst & Young LLP is our independent auditor and the Board of Directors desires to continue to engage the services of this firm for the fiscal year ending December 31, 2004.  Accordingly, the Board of Directors, upon the recommendation of the Audit Committee, has reappointed Ernst & Young LLP to audit the financial statements of the Company for fiscal 2004 and report on those financial statements.  Stockholders are being asked to vote for the ratification of the appointment.  If Stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee and Board will reconsider their appointment.

Fees Incurred by Alamo Group for Ernst & Young LLP

                The following table shows the fees paid or accrued by Alamo Group for the audit and other services provided by Ernst & Young LLP for fiscal 2003 and 2002.

	2003	2002
Audit Fees	$529,600	$442,000
Audit-Related Fees	47,000	42,000
Tax Fees	4,500	-
All Other Fees	-	-
Total	$581,100	$484,000

AUDIT COMMITTEE'S PRE-APPROVAL POLICY AND PROCEDURES

 During fiscal year 2003, the Audit Committee of our Board of Directors adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our independent auditors. We may not engage our independent auditors to render any audit or non-audit service unless either the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee's pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditors during the following 12 months.

The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services by the independent accountants, the Audit Committee considers whether such services are consistent with the auditor's independence, whether the independent accountants are likely to provide the most effective and efficient service based upon their familiarity with the Company and whether the service could enhance the Company's ability to manage or control risk or improve audit quality.

                Representatives of Ernst & Young LLP will be present at the Stockholders meeting and will be available to respond to appropriate questions and make a statement should they so desire.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY.

 SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

                 Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers and holders of more than 10% of Alamo Group common stock to file with the Securities and exchange Commission reports regarding their ownership and changes in ownership of our securities.  Alamo Group believes that, through March 15, 2004, its directors, executive officers and 10% shareowners complied with all Section 16(a) filing requirements, with the exceptions noted herein.  One late Form 4 was filed by Donald J. Douglass on February 12, 2003 to report gift of stock given on February 3, 2003.  One late Form 4 was filed by each of Jerry E. Goldress, David H. Morris, Ronald A. Robinson, James B. Skaggs, Donald C. Duncan, Robert H. George, Richard J. Wehrle, Douglas W. Anderson, Ian Burden and Geoffrey Davies on May 30, 2003 to report a stock option granted on May 12, 2003.  One late Form 4 was filed by Donald J. Douglass on December 2, 2003 to report gift of stock given on November 17, 2003.  One late form 4 was filed by Donald J. Douglass on February 12, 2004 to report gift of stock given on February 9, 2004.  One late Form 4 was filed by each of Donald C. Duncan, Robert H. George and Richard J. Wehrle on February 26, 2004 to report a stock option granted on February 20, 2004.  In making this statement, Alamo Group has relied upon examination of the copies of Forms 3, 4 and 5 and amendments thereto, provided to Alamo Group and the written representation of its directors, executive officers and 10% shareowners.

STOCKHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

Proposals from Stockholders intended to be presented at the 2005 Annual Meeting, pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received in writing by the Company at its principal executive offices not later than November 29, 2004.  The Company's principal executive offices are located at 1502 East Walnut Street, Seguin, Texas 78155.  Please direct all such proposals to the attention of the Company's Secretary.

                If a Stockholder intends to present business at the 2005 Annual Meeting other than pursuant to Rule 14a-8, to be considered timely pursuant to Rule 14a-4(c), such proposal must be submitted in writing to the Secretary of the Company at our principal executive offices no later than January 14, 2005 and such proposal, under law, must be an appropriate subject for Stockholder action.

 PROXY SOLICITATION

The cost of soliciting proxies will be borne by the Company.  Proxies may be solicited through the mail and through telephonic communications or meetings with Stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefore.

The Company requests persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy, and the Company will reimburse such persons for their reasonable expenses.

OTHER MATTERS

No business other than the matters set forth in this Proxy Statement is expected to come before the meeting, but should any other matters requiring a vote of Stockholders arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the interests of the Company.  If any of the nominees for office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for another person in his place in what they consider the best interests of the Company.

The Company is enclosing with this proxy, a copy of the Company's Annual Report on Form 10-K including financial statements and schedules thereto filed with the Securities and Exchange Commission for the year ended December 31, 2003. Any request for exhibits should be in writing addressed to Robert H. George, Secretary, Alamo Group Inc., 1502 East Walnut Street, Seguin, Texas 78155.

By Order of the Board of Directors

Robert H. George
Secretary

Dated:  March 31, 2004

Please Mark Here for Address Change or Comments	☐
SEE REVERSE SIDE

The Board of Directors Recommends a Vote FOR Items 1 and 2.

Item 1 -	Election of Directors					FOR	AGAINST	ABSTAIN
				Item 2 -	Proposal FOR ratification of appointment of Ernst & Young LLP as the Company's independent auditors for 2004.	☐	☐	☐
	FOR all nominees (except as specified below)	WITHHOLD AUTHORITY to vote for all nominees listed at right	01 Donald J. Douglass 02 Jerry E. Goldress 03 David H. Morris 04 Ronald A. Robinson 05 James B. Skaggs 06 William R. Thomas
	☐	☐		Item 3 -	In their discretion, upon such other business as may properly come before the meeting.

(Instruction: To withhold authority to vote for an individual nominee write that nominee's name on the space provided below.)				This proxy when properly executed will be voted in the manner directed herein by the undersigned.

In the absence of such direction the proxy will be voted FOR the nominees listed in Item 1 and FOR the Proposal set forth in Item 2.

				I PLAN TO ATTEND THE MEETING				☐

(Sign exactly as name(s) appears at left. If shares are held jointly, each holder should sign. If signing for estate, trust or corporation, title or capacity should be stated.)

Please date, sign and return this Proxy in the enclosed business envelope.

Signature __________________________ Signature if held jointly __________________________ Date ______________

Ù FOLD AND DETACH HERE Ù

PROXY

ALAMO GROUP INC.

Proxy for 2004 Annual Meeting of Stockholders
This Proxy is solicited on behalf of the Board of Directors

     The undersigned hereby appoints Donald J. Douglass, Ronald A. Robinson or Robert H. George or any one of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent the undersigned and to act and vote, with all powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Alamo Group Inc. to be held at 9:00 a.m., local time, at the Westin Riverwalk Hotel, 420 West Market Street, San Antonio, Texas, Wednesday, May 5, 2004 on the following matters and in their discretion on any other matters which may come before the Meeting or any adjournments thereof. Receipt of Notice-Proxy Statement dated March 31, 2004 is acknowledged.

(continued and to be signed on the reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

Ù FOLD AND DETACH HERE Ù

Appendix A

ALAMO GROUP INC.
AUDIT COMMITTEE CHARTER

I.              PURPOSE.

                This Charter governs the operations of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Alamo Group Inc. (the "Company").  The primary objectives of the Committee are to:

(a)

Represent and assist the Board of Directors in discharging its oversight responsibility relating to:  (i) the accounting, reporting, and financial practices of the Company and its subsidiaries, including the integrity of the Company's financial statements; (ii) the surveillance of administration and financial controls and the Company's compliance with legal and regulatory requirements; (iii) the outside auditor's qualifications and independence; and (iv) the performance of the Company's internal audit function and the Company's outside auditor;  and

(b)	Prepare the report required by the rules of the Securities and Exchange Commission ("SEC") to be included in the Company's annual proxy state-ment.

II.            ORGANIZATION.

                The Committee will obtain Board approval of this Charter and will review and reassess its Charter at least annually and recommend any proposed changes to the Board for approval.

The Committee shall be appointed by the Board.  The Committee shall consist of at least three (3) members, each of whom shall satisfy the applicable independence requirements of the New York Stock Exchange (the "NYSE").  The Board shall designate one member as chairperson or delegate the authority to designate a chairperson to the Committee.

Each member of the Audit Committee must be financially literate and at least one member must have accounting or related financial management expertise, as determined by the Board.  In addition, at least one member of the Audit Committee shall be an "audit committee financial expert," as determined by the Board in accordance with Securities and Exchange Commission rules.  (As of the date of this Charter, all three members have been determined by the Board to meet that requirement.)

The Committee shall meet at least four times per year, either in person or telephonically, and at such times and places as the Committee shall determine. The majority of the members of the Audit Committee shall constitute a quorum.  Periodically, the Committee shall meet separately in executive session with each of management, the principal internal auditor of the Company, and the outside auditor.  The Committee shall report regularly to the full Board of Directors with respect to its activities.

III.           Goals and Responsibilities.

Among its specific duties and responsibilities, the Committee shall:

(a)           Be directly responsible, in its capacity as a committee of the Board, for the appointment, compensation and oversight of the work of the outside auditor.  In this regard, the Committee shall appoint and retain, subject to ratification by the Company's stockholders, compensate, evaluate, and terminate, when appropriate, the outside auditor, which shall report directly to the Committee.

(b)           Obtain and review, at least annually, a report by the outside auditor describing:  the outside auditor's internal quality-control procedures and any material issues raised by the most recent internal quality-control review, or peer review, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the outside auditing firm, and any steps taken to deal with any such issues.

(c)

Approve in advance all audit services to be provided by the outside auditor.  (By approving the audit engagement, an audit service within the scope of the engagement shall be deemed to have been pre-approved.)

(d)

Establish policies and procedures for the engagement of the outside auditor to provide audit and permissible non-audit services, which shall include pre-approval of all permissible non-audit services to be provided by the outside auditor.

(e)

Consider, at least annually, the independence of the outside auditor, including whether the outside auditor's performance of permissible non-audit services is compatible with the auditor's independence, and obtain and review a report by the outside auditor describing any relationships between the outside auditor and the Company or any other relationships that may adversely affect the independence of the auditor.

(f)

Review and discuss with the outside auditor: (i) the scope of the audit, the results of the annual audit examination by the auditor, and any difficulties the auditor encountered in the course of their audit work, including any restrictions on the scope of the outside auditor's activities or on access to requested information, and any significant disagreements with management; and (ii) any reports of the outside auditor with respect to interim periods.

(g)

Review and discuss with management and the outside auditor the annual audited and quarterly financial statements of the Company, including:  (i) an analysis of the auditor's judgment as to the quality of the Company's accounting principles, setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements; (ii) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations," including accounting policies that may be regarded as critical; and (iii) major issues regarding the Company's accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and financial statement presentations; and receive reports from the outside auditor as required by SEC rules.

(h)	Recommend to the Board based on the review and discussion described in paragraphs (e) - (g) above, whether the financial statements should be included in the Annual Report on Form 10-K.

(i)

Review and discuss the adequacy and effectiveness of the Company's internal controls, including any significant deficiencies in internal controls and significant changes in such controls reported to the Committee by the outside auditor or management.

(j)	Review and discuss the adequacy and effectiveness of the Company's disclosure controls and procedures and management reports thereon.

(k)	Review and approve with the principal internal auditor of the Company the scope and results of the internal audit program.

(l)	Review and discuss corporate policies and procedures with respect to earnings press releases, as well as financial information and earnings guidance provided to analysts and ratings agencies.

(m)	Review and discuss the Company's policies with respect to risk assessment and risk management.

(n)	Oversee the Company's compliance systems with respect to legal and regulatory requirements, review the Company's Code of Business Conduct and Ethics Policy and monitor compliance with such Code.

(o)

Establish procedures for handling complaints regarding accounting, internal accounting controls and auditing matters, including procedures for confidential, anonymous submission of concerns by employees regarding accounting and auditing matters.

(p)            Establish policies for the hiring of employees and former employees of the outside auditor.

IV.           Performance Evaluation.

The Committee shall evaluate on an annual basis its performance under this Charter.  In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope.

                The Committee shall deliver to the Board a verbal report of this evaluation, including any recommended amendments to this Charter and any recommended changes to the Company's or the Board's policies or procedures addressed by this Charter.

V.             Committee Resources.

Subject to the Board's approval, the Committee shall have the authority to conduct studies or authorize investigations into matters within the Committee's scope of responsibilities and may retain such outside counsel, accountants, experts and other advisors as it determines appropriate to assist the Committee in the performance of its functions and shall receive appropriate funding, as determined by the Committee, from the Company for payment of compensation to any such advisors.

Appendix B

ALAMO GROUP INC.
NOMINATING/CORPORATE GOVERNANCE COMMITTEE CHARTER

I.              Purpose.

                This Charter governs the operations of the Nominating/Corporate Governance Committee (the "Committee") of the Board of Directors (the "Board") of Alamo Group Inc. (the "Company"). The primary objectives of the Committee are to assist the Board by: (i) identifying individuals qualified to become members of the Board and recommending to the Board a slate of director nominees for each annual meeting of the Company's shareholders; (ii) insuring that the Audit, Compensation and Nominating/Corporate Governance Committees of the Board shall have the benefit of qualified and experienced "independent" directors; and (iii) insuring the company develops and approves a Board Code of Business Conduct and Ethics applicable to the Company.  In pursuing its objectives the Committee will coordinate its activities with the Audit Committee on relevant matters.

II.            Organization.

                The Committee will obtain the full Board approval of this Charter and will review and reassess its Charter at least annually and recommend any proposed changes to the Board for approval.

                The Committee shall be appointed by the Board and shall consist of three (3) or more Directors, each of whom shall satisfy the applicable independence requirements of The New York Stock Exchange (the "NYSE") and any other regulatory requirements.

                 The members of the Committee shall be elected annually to one-year terms by a majority vote of the Board at the first meeting of the Board following the annual meeting of the shareholders.  Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy.  No member of the Committee shall be removed except by majority vote of the Board.

                The Committee's chairperson shall be designated by the majority vote of the Board or, if it does not do so, the Committee members shall elect a chairman by vote of the majority of the Committee.

                The Committee shall meet at least one time annually or more frequently as circumstances require.  The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.  A majority of the members of the Committee present in person or by means of conference telephone or other communications equipment of which all persons participating in the meeting can hear each other shall constitute a quorum.  The act of a majority of the Committee members present at any meeting at which a quorum is present shall be the act of the Committee.

                Following each of its meetings, the Committee shall deliver a verbal report on the meeting to the Board, including a description of actions taken by the Committee at the meeting and recommendations to the Board.  The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

III.           Goals and Responsibilities.

                The Committee shall have the following goals and responsibilities:

                (a)           To evaluate the suitability of potential director nominees and to have authority to retain and terminate any search firm in that effort.

                (b)           To recommend to the Board the director nominees for election by the shareholders, using criteria including the possession of such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Company.

(c)

To review the suitability for continued service as a director of each Board member when his or her term expires and to review annually with the Board the composition of the Board as a whole and to recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skill, expertise and diversity desired for the Board as a whole and contains at least the minimum number of "independent" directors required by the NYSE and/or any other regulatory requirements.

(d)	To review periodically the size of the Board and the frequency and structure of Board meetings, and to recommend to the Board any appropriate changes.

(e)

To make recommendations to the Board regarding the establishment, elimination, size, and composition of standing committees of the Board, including the identification of individuals qualified to serve as members of a committee, and to recommend individual directors to fill any vacancy that may occur on a committee.

(f)

To review, at least once annually, the Code of Business Conduct and Ethics adopted by the Board to assure that it is appropriate for the Company and complies with the requirements of the NYSE and/or any other regulatory requirements, to recommend to the Board any desirable changes to the Code, and to consider any other corporate governance issues that arise from time to time and to develop appropriate recommendations for the Board related to any such issues.

(g)	To oversee and establish appropriate procedures for the annual evaluation of the Board as a whole and of individual directors.

                The Committee shall perform any other activities consistent with this Charter, the Company's Bylaws and governing laws as the Committee or the Board deems appropriate.

IV.           Performance Evaluation.

                The Committee shall, on an annual basis, evaluate its performance under this Charter.  In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope.

                The Committee shall deliver to the Board a verbal report of this evaluation, including any recommended amendments to this Charter and any recommended changes to the Company's or the Board's policies or procedures addressed by this Charter.

V.            Committee Resources.

               Subject to the Board's approval, the Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Company's expense, such independent counsel or other advisor as it deems necessary.

Appendix C

ALAMO GROUP INC.
COMPENSATION COMMITTEE CHARTER

I.              Purpose.

This Charter governs the operations of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of Alamo Group Inc. (the "Company"). The primary objectives of the Committee are to assist the Board by:  (i) overseeing the Company's compensation and employee benefit plans and practices, including its executive compensation, incentive compensation, and equity-based compensation plans, and (ii) producing an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations.  In pursuing its objectives the Committee will coordinate its activities with the Audit Committee on relevant matters.

II.             Organization.

The Committee will obtain Board approval of this Charter and will review and reassess its Charter at least annually and recommend any proposed changes to the Board for approval.

The Committee shall be appointed by the Board and shall consist of three (3) or more Directors, each of whom shall satisfy the applicable independence requirements of The New York Stock Exchange (the "NYSE").  Members of the Committee shall also qualify as "non-employee directors" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, and "outside directors" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended, and shall satisfy any other necessary standards of independence under the federal securities and tax laws.

The members of the Committee shall be elected annually to one-year terms by a majority vote of the Board at the first meeting of the Board following the annual meeting of the shareholders.  Vacancies on the Committee shall be filled by majority vote of the Board at the next meeting of the Board following the occurrence of the vacancy.  No member of the Committee shall be removed except by majority vote of the Board.

The Committee's chairperson shall be designated by the majority vote of the Board or, if it does not do so, the Committee members shall elect a chairman by vote of the majority of the Committee.

The Committee shall meet at least one time annually or more frequently as circumstances require.  The Chairperson of the Committee or a majority of the members of the Committee may call a special meeting of the Committee.  A majority of the members of the Committee present in person or by means of conference telephone or other communications equipment of which all persons participating in the meeting can hear each other shall constitute a quorum. The act of a majority of the Committee members present at any meeting at which a quorum is present shall be the act of the Committee.

Following each of its meetings, the Committee shall deliver a verbal report on the meeting to the Board, including a description of actions taken by the Committee at the meeting and recommendations to the Board.  The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

III.           Goals and Responsibilities.

The Committee shall have the following goals and responsibilities:

(a)           To review at least annually the goals and objectives and the structure of the Company's plans for executive compensation, incentive compensation, equity-based compensation, and its general compensation plans and employee benefit plans (including retirement and health insurance plans), and recommend to the Board any new plans or any changes in the objectives and structure of such plans as the Committee deems appropriate.

(b)

To evaluate annually the performance of the Company's Chief Executive Officer (the "CEO"), in light of the goals and objectives of the Company's executive compensation plans, and recommend to the Board his or her  compensation level based on this evaluation.  In determining the incentive components of the CEO's compensation, the Committee shall consider those factors it deems relevant, including the Company's performance, and the CEO's contribution to that performance.

(c)

In consultation with the CEO, to oversee the evaluation of management of the Company, including the other executive officers of the Company, and to annually review and recommend to the Board the compensation of all executive officers and other key employees designated by the Committee.

(d)	To evaluate and recommend to the Board the appropriate level of compensation for Board and Committee service by non-employee members of the Board.

(e)	To review and recommend to the Board any severance or termination arrangements to be made with any executive officer of the Company.

(f)

To perform such duties and responsibilities as the Board may assign to the Committee regarding the terms of any compensation plans and to review and approve the amount and terms of all individual stock options which the Committee recommends that the Board grant.

(g)	To review and recommend to the Board all equity-based compensation plans including prior approval of those plans that are subject to shareholder approval under the listing standards of the NYSE.

(h)	To issue the annual report on executive compensation required by the Securities & Exchange Commission for inclusion in the Company's proxy statement.

                The Committee shall perform any other activities consistent with this Charter, the Company's Bylaws and governing laws as the Committee or the Board deems appropriate.

IV.           Performance Evaluation.

                The Committee shall, on an annual basis, evaluate its performance under this Charter.  In conducting this review, the Committee shall evaluate whether its Charter appropriately addresses the matters that are or should be within its scope.

                Annually, the Committee shall deliver to the Board a verbal report of this evaluation, including any recommended amendments to this Charter and any recommended changes to the Company's or the Board's policies or procedures.

V.            Committee Resources.

                Subject to the Board's approval, the Committee may conduct or authorize investigations into or studies of matters within the Committee's scope of responsibilities, and may retain, at the Company's expense, such independent counsel or other advisors as it deems necessary.